Press Release
Cal-Maine Foods Reports Strongest First Quarter in Company History
Specialty Eggs and Prepared Foods Positioned as Growth Engines, Anchored by Scale,
Integration, and Financial Strength
Ridgeland, Miss. (October 1, 2025)

— Cal-Maine Foods, Inc. (NASDAQ: CALM), the largest
egg company in the United States and a leading player in the egg-based food industry, today reported results for the first quarter of fiscal 2026, ended August 30, 2025. Unless otherwise indicated, all comparisons are to the comparable period of fiscal 2025.
Financial and Operating Highlights
● Net sales of $922.6 million, up 17.4%
o
Shell egg sales of $789.4 million, up 6.5%
◾ Conventional egg sales of $505.9 million, up 4.4%
◾ Specialty egg sales of $283.5 million, up 10.4%
◾ Conventional eggs and specialty eggs accounted for 64.1% and 35.9% of total shell egg sales, compared to 65.4% and 34.6%, respectively
o
Prepared foods sales of $83.9 million versus $8.9 million,

up 839.1%
◾ Echo Lake contributed $70.5 million in sales
o
Specialty eggs and prepared foods combined accounted for 39.8% of net sales, compared to 33.8%
●
Gross profit of $311.3 million,

up 25.9%, and gross profit margin of 33.7%
●
Operating income of $249.2 million, up 33.3%, and operating income margin of 27.0%

● Net income of $199.3 million, up 32.9%
● Diluted earnings per share of $4.12, up 34.6%
●
Net cash flow from operations of $278.6 million,

up 137.2%
● Declared cash dividend of approximately $66.5 million, or $1.37 per share, pursuant to the company’s established dividend policy
● Breeder flocks grew 46%, total chicks hatched rose 77%, and the average number of layer hens expanded 10%, reflecting previously announced investments
Commentary
“We delivered our strongest first quarter in company history, aided by higher specialty egg sales, the expansion of our prepared foods platform, and supported by solid performance in conventional eggs. Cal-Maine Foods enters fiscal 2026 from a position of strength and is a uniquely attractive combination of both value and growth in today’s food sector,” said Sherman
Miller, president and chief executive officer of Cal-Maine Foods.

Quarterly Results Overview
Net sales were $922.6 million, compared to $785.9 million, up 17.4%. Total shell egg sales increased 6.5% on 2.5% higher sales volume and 3.9% higher selling prices. Shell egg sales represented 85.6% of total net sales as the company diversified its sales towards prepared foods.
The acquisition of Echo Lake Foods added $70.5 million to net sales.
Conventional egg sales grew 4.4%, primarily due to 4.7% higher conventional egg selling prices.
Conventional egg sales volume was relatively flat. Specialty egg sales improved 10.4%, primarily due to a 7.5% increase in specialty egg sales volume and 2.6% higher specialty egg selling prices. Specialty eggs drove a greater portion of shell egg sales, accounting for 35.9% of total shell egg sales, a 130-basis point increase, reflecting ongoing mix shift.
Gross profit was $311.3 million, compared to $247.2 million, up 25.9%, primarily driven by
3.9% higher shell egg selling prices, 7.5% growth in specialty egg sales volume, 4.3% lower feed costs, and contributions from the Echo Lake Foods acquisition.
Strategic Priorities Powering Growth
Mr. Miller continued, “Cal-Maine Foods is advancing as a diversified and consumer-driven egg-
based food company anchored by three clear priorities: expanding specialty eggs and prepared foods; pursuing disciplined, accretive M&A; and leveraging operational and financial excellence.
Executing on these strategic priorities in unison is driving tangible results, and positioning us for accelerated growth, broader diversification, and stronger, more consistent earnings.”
Expanding Specialty Eggs and Prepared Foods
Cal-Maine Foods is advancing its growth strategy by expanding specialty eggs, while building a scaled prepared foods platform across multiple formats and dayparts to meet accelerating demand for differentiated, convenient, and protein-rich foods.

Specialty eggs represented 30.7% of net sales in the first quarter, supported by the company’s broad portfolio spanning cage-free, organic, brown, free-range, pasture-raised, and nutritionally enhanced categories. Prepared foods — including pre-cooked egg patties, omelets, folded and scrambled egg products, hard-cooked, pancakes, and waffles — contributed 9.1% of sales, following the Echo Lake Foods acquisition in June 2025. Together, specialty eggs and prepared foods accounted for nearly 40% of net sales in the first quarter, underscoring their central role in
Cal-Maine’s strategy and long-term financial performance.

Specialty egg sales delivered notable gains, including double-digit dollar and volume increases in cage-free and pasture-raised, reflecting sustained consumer demand for premium products.
Specialty egg growth was broad-based across channels, with retail advancing at a strong single-
digit pace, foodservice posting double-digit increases, and private-label programs also expanding at a double-digit rate — strengthening scale and further diversifying the customer base.

Cal-Maine Foods is a growing house of brands, spanning nationally recognized labels, trusted regional names, and private-label programs that reach a wide spectrum of customers and consumers, including Eggland’s Best®, Land O’Lakes®, Farmhouse Eggs®, 4-Grain®,
Sunups®, Sunny Meadow®, MeadowCreek Foods®, and Crepini®. Notably, Cal-Maine and
affiliates account for roughly half of all Eggland’s Best® sales nationally, and the brand maintained its leadership position as the #1 branded specialty egg in the U.S. during the first quarter.
Pursuing Disciplined, Accretive M&A
Cal-Maine’s strong balance sheet and robust cash flow provide the flexibility to invest organically and pursue M&A opportunities that strengthen financial returns and advance its consumer-driven growth strategy.

Echo Lake Foods and Crepini Foods are compelling recent examples, expanding prepared foods into new formats and dayparts, while deepening differentiation in both retail and foodservice.
These acquisitions

reflect Cal-Maine’s disciplined approach: targeting assets that enhance mix, improve margin profile, and build capabilities that compound long-term value. With a strong pipeline of opportunities, M&A remains an important lever to deploy capital prudently, build scale, extend reach into value-added categories, and reinforce Cal-Maine’s leadership in eggs and egg-based foods.
“I’m proud to share that our acquisition of Echo Lake Foods is on track to exceed every financial and operational expectation set at the time of the transaction. Building on that strong performance, we are investing an incremental $14.8 million in a new high-speed pancake production line at our Burlington, Wisconsin facility to capture accelerating customer demand.
This expansion will add 12 million pounds of annual pancake capacity, materially enhancing our operational capabilities and positioning Cal-Maine Foods for sustainable growth in the frozen breakfast category," said Mr. Miller.
Leveraging Operational and Financial Excellence
Cal-Maine’s vertically integrated model is built to provide quality, safety, supply reliability, and efficiency across our operations. In-line facilities and ongoing modernization initiatives further enhanced yields and productivity during the quarter, reinforcing the company’s low-cost position and enabling leading biosecurity practices at scale. The “Cal-Maine Way” — combining best practices, process innovation, and talent development — drives consistent operational execution.
The company also maintains a robust balance sheet, a strategic advantage that provides full flexibility to allocate capital dynamically.
Supply and Demand Dynamics
U.S. egg consumption continues to be fueled by powerful consumer trends such as growing demand for protein, increased focus on health and wellness, affordability, and the steady expansion of the U.S. population. Specialty eggs and prepared food categories are capturing greater share as consumers increasingly choose products with enhanced attributes and added convenience. On the supply side, the national table-egg flock is recovering from the impacts of
Highly Pathogenic Avian Influenza (HPAI) but remains below historical levels. In this environment, biosecurity is paramount. Since 2015, Cal-Maine has invested more than $80 million in advanced technology, equipment, supplies, procedures, and training to safeguard flock health. While HPAI continues to affect national supply, our rigorous measures help mitigate risk and support continuity across our operations.
Looking Forward
“Looking ahead, we see a clear and compelling long-term growth trajectory for Cal-Maine Foods as we continue to execute on our strategic priorities.

Our significant scale, vertical integration,
diversification, and financial discipline all provide a resilient foundation. Specialty eggs and prepared foods are delivering today and are value drivers for the future. Moving forward, the market will gain even more clarity, predictability, and visibility into both the existing strength of
Cal-Maine Foods and the path we are building for the future,” Mr. Miller concluded.
Dividend Payment
For the first quarter of fiscal 2026, Cal-Maine Foods will pay a cash dividend of approximately
$1.37 per share to holders of its common stock, pursuant to the company’s variable dividend policy. The dividend is payable on November 13, 2025, to holders of record on October 29,
2025. The final amount paid per share will be based on the number of outstanding shares on the record date.

Conference Call and Webcast
Management will host a conference call and webcast at 9:00 a.m. ET on October 1, 2025.
Participants can access the live webcast on the Investor Relations page of the Cal-Maine Foods website at https://www.calmainefoods.com/events-presentations. To join by telephone, participants can register here. Upon registration, participants will receive a confirmation email with detailed instructions, including a dial-in number, unique passcode, and registrant ID. A replay of the webcast will be available for 30 days following the call on the Investor Relations page of the Cal-Maine Foods website at https://www.calmainefoods.com/events-presentations.
About Cal-Maine Foods

Cal-Maine Foods, Inc. (NASDAQ: CALM) is the largest egg company in the United States and a leading player in the egg-based food industry. With a strong national footprint, Cal-Maine Foods provides nutritious, affordable, and sustainable protein to millions of households every day.

The company’s portfolio spans the full egg value ladder—from conventional to specialty, including cage-free, organic, brown, free-range, pasture-raised, and nutritionally enhanced—
serving both retail and foodservice customers nationwide. Cal-Maine Foods also participates in the growing prepared foods sector, with offerings such as pre-cooked egg patties, omelets, folded and scrambled egg formats, hard-cooked eggs, pancakes, waffles, and specialty wraps. Its branded portfolio includes Eggland’s Best®, Land O’Lakes®, Farmhouse Eggs®, 4Grain®,
Sunups®, MeadowCreek Foods®, and Crepini®.

Headquartered in Ridgeland, Mississippi, Cal-Maine’s strategy combines scale, operational excellence, and financial discipline with a commitment to innovation and sustainability, to enable the company to deliver trusted nutrition, enduring partnerships, and long-term value for its stakeholders.

Forward Looking Statements
Statements contained in this press release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.

The
forward-looking statements are based on management’s current intent, belief, expectations, estimates and projections regarding our Company and our industry. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and may be beyond our control. The factors that could cause actual results to differ materially from those projected in the forward-looking statements include, among others, (i) the risk factors set forth the Company’s SEC Filings (including its Annual
Report on Form 10-K,

Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), (ii)
the risks and hazards inherent in the shell egg business (including disease, pests, weather conditions, and potential for product recall), including but not limited to the current outbreak of
HPAI affecting poultry in the U.S., Canada and other countries that was first detected in commercial flocks in the U.S. in November 2023 and that first impacted our flocks in December
2023, (iii) changes in the demand for and market prices of shell eggs and feed costs, (iv) our ability to predict and meet demand for cage-free and other specialty eggs, (v) risks, changes, or obligations that could result from our recent or future acquisition of new flocks or businesses, such as our acquisition of Echo Lake Foods completed June 2, 2025, and risks or changes that may cause conditions to completing a pending acquisition not to be met, (vi) our ability to successfully integrate and manage the business of Echo Lake Foods and realize the expected benefits of the acquisition, including synergies, cost savings, reduction in earnings volatility, margin expansion, financial returns, expanded customer relationships, or sales or growth opportunities, (vii) our ability to retain existing customers, acquire new customers and grow our product mix including our prepared foods product offerings, (viii) the impacts and potential future impacts of government, customer and consumer reactions to recent high market prices for eggs, (ix) potential impacts to our business as a result of our Company ceasing to be a
“controlled company” under the rules of The Nasdaq Stock Market on April 14, 2025, (x) risks relating to potential changes in inflation, interest rates and trade and tariff policies, (xi) adverse results in pending litigation and other legal matters, and (xii) global instability, including as a result of the war in Ukraine, the conflicts involving Israel and Iran, and attacks on shipping in the
Red Sea. The Company’s SEC filings may be obtained from the SEC or the Company’s website,
www.calmainefoods.com. Readers are cautioned not to place undue reliance on forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. Further, forward-looking statements included herein are made only as of the respective dates thereof, or if no date is stated, as of the date hereof. Except as otherwise required by law, we disclaim any intent or obligation to update publicly these forward-looking statements, whether because of new information, future events, or otherwise.

CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended
August 30, 2025 August 31, 2024
Net sales $ 922,602 $ 785,871
Cost of sales 611,288 538,653
Gross profit 311,314 247,218
Selling, general and administrative 69,514 61,932
(Gain) Loss on involuntary conversions (7,488) 146
(Gain) loss on disposal of fixed assets 104 (1,817)
Operating income 249,184 186,957
Other income, net 14,081 10,996
Income before income taxes 263,265 197,953
Income tax expense 64,158 48,363
Net income 199,107 149,590
Less: Loss attributable to noncontrolling interest (233) (386)
Net income attributable to Cal-Maine Foods, Inc. $ 199,340 $ 149,976
Net income per common share:
Basic $ 4.13 $ 3.08
Diluted $ 4.12 $ 3.06
Weighted average shares outstanding:
Basic 48,281 48,761
Diluted 48,424 48,932

CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)
SUMMARY BALANCE SHEETS
August 30, 2025 May 31, 2025
ASSETS
Cash and short-term investments $ 1,253,395 $ 1,392,100
Receivables, net 245,921 272,361
Inventories, net 328,429 295,670
Prepaid expenses and other current assets 19,109 7,979
Current assets 1,846,854 1,968,110
Property, plant and equipment, net 1,195,545 1,026,684
Other noncurrent assets 153,993 89,825
Total assets $ 3,196,392 $ 3,084,619
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 203,494 $ 194,208
Dividends payable 66,457 114,163
Current liabilities 269,951 308,371
Deferred income taxes and other liabilities 224,524 210,233
Stockholders' equity 2,701,917 2,566,015
Total liabilities and stockholders' equity $ 3,196,392 $ 3,084,619
Contacts

Investors: ir@cmfoods.com
Media: media@cmfoods.com
Telephone: (601) 948-6813